Microsoft Confidential

         CONFIDENTIAL TREATMENT REQUESTED. Confidential portions of this document have been redacted and have been separately filed with the Commission.

                               ECOMMERCE MERCHANT
                         AGREEMENT FOR The Plaza on MSN

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                                 P R E A M B L E
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The Microsoft Network, L.L.C., a Delaware limited liability company ("MSP"), by and through its manager, Microsoft Corporation ("Microsoft"), agrees with the undersigned ("Merchant") that the Merchant specified in the Schedule will be offered a link mall service to "Merchant Site", www.barnesandnoble.com, as part of The Microsoft Network pursuant to the General Terms and all Exhibits and Riders attached hereto. Terms not defined shall have the meanings ascribed to them in the General Terms attached hereto.

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                                 S C H E D U L E
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Merchant Name: BarnesandNoble.com Inc.
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Entity Type (if incorporated, state place of incorporation): Delaware

Principal Place of Business (list state if in U.S.A.; list country if outside U.S.A.):
Merchant Address
122 Fifth Avenue, New York, NY  10011
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*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

Address for Notices:
(122 Fifth Avenue, NY  10011
Phone: Attention: Carl Rosendoft, Vice President, New Business Development Facsimile Number: 212-727-7343
Email Address (crosendorf@bn.com)
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MSP SERVICES:

MSP will provide live link(s) from the Microsoft Web Site(s) as designated by MSP in its sole discretion, to The Plaza on MSN on MSN's Premier Service. From The Plaza on MSN on MSN's Premier Service, MSP will provide a link directly to the Merchant Web Site.
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Merchant SERVICES:

Merchants co-branded URL: http://www.barnesandnoblt.com

Merchants e-mail address for Customer Service to the co-branded site: (your customer service e-mail address here)

Merchant.

Merchant shall deliver via e-mail to MSP within seven (7) days after the last day of each week an accounting setting forth the amount of Gross Revenue, the basis of the calculation thereof, the amount of commission payable, if any, for such period and sales/title tracking information (which shall include a tracking mechanism that determines through which Microsoft Web Site a Microsoft customers has obtained access to the Merchant site, in addition to Monthly User information which must include at a minimum:

     - Traffic by referring web link
     - Number of page views
     - Number of unique users)

In addition, Merchant will supply MSP with a password, beginning December 1, 1997, which will enable MSP to enter a password protected area on the Merchant Site and obtain MSP's accounting statistics as of a recent date.

In addition, within thirty (30) days after the end of each three-month anniversary of the date of execution of this Agreement, Merchant will provide MSP with a statement of activity containing information similar in nature to that described in the clause above.

Merchant will maintain sole responsibility for all costs for Merchant Site development, management, tracking, support, and maintenance. Merchant will ensure that the site content is refreshed as appropriate on a regular basis. Merchant will make every reasonable effort to ensure that site is "live" for all customers. MSP will maintain sole responsibility for all costs for The Plaza on MSN's Premier Service, including development, management, support, and maintenance.

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

Merchant is solely responsible for product quality, product availability, product fulfillment and customer service for all Products and or services offered and/or sold on the Merchant Site. MSP acts as a link operator only, and will provide marketing support only as noted in this contract under Special Provisions.
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Fees:

Guaranteed ***: During the Term Merchant shall pay $*** to MSP ***. Merchant is responsible for ensuring that all payments are made on a timely basis, MSP will not invoice Merchant for any amounts owing pursuant to this Agreement

Commission: In addition to the Guaranteed Fee, Merchant shall pay MSP *** of Merchant's Gross Revenue less actual returns and actual bad debt incurred during the applicable period. Each *** period (based on the anniversary date of execution of this Agreement) Merchant shall be entitled to *** (or the equivalent of ***) of the Guaranteed Fee applicable to *** period from any Commissions owing to MSP for the applicable *** period. *** All payments of the Fees must be in a form acceptable to MSP, in its sole discretion, and addressed to Deborah Levinger, c/o Microsoft Corporation, One Microsoft Way, Redmond, WA 98052
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Term Start Date:
15 October 1997

Term end Date:
***

Renewal Options (if any):
***
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Special Provisions (if any):

Merchant will provide the following:

- Electronic mail capabilities between the customer and Merchant and customer service standards & practices***.
- ***
- ***

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

- The Plaza on MSN on MSN's Premier Service's "GO BACK to The Plaza" button or similar reverse link agreed upon by both parties - to be used for linking from the Merchant site back to The Plaza on MSN on MSN Premier Service at www.plaza.msn.com. This link will be available on Merchant site no later than January 1, 1998.
- ***

MSP will provide the following:

- The Plaza on MSN on MSN's Premier Service's "GO BACK to The Plaza" button or similar reverse link agreed upon by both parties - to be used for linking from the Merchant site back to The Plaza on MSN on MSN Premier Service at www.plaza.msn.com. This will be determined by MSP in its sole discretion, and will be available on Merchant site no later than January 1,1998.
- ***
- ***
- ***
- Provided that Merchant's Site is fully functional and all other aspects necessary to link between The Plaza on MSN on MSN's Premier Service and such Merchant Site are completed no later than 15 October 1997 then MSP***. General "bookseller" shall mean any bookseller excluding specialty booksellers and/or Merchants whose primary business is not selling books, but may sell books as a part of their total product offering.
- ***

MSP disclaims any implied warrants, promises, or guarantees of site traffic to Merchants, number of unique users/consumers, Merchant product promotion rotation, or industry-specific exclusivity. Merchant disclaims any implied warranties, promises, or guarantees of commissions (other than the Guaranteed
Fee) payable to MSP hereunder.
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                          E N D   O F   S C H E D U L E
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*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

THIS AGREEMENT CONSISTS OF THE PREAMBLE, THE SCHEDULE, THE GENERAL TERMS, AND ALL ATTACHED RIDERS AND EXHIBITS THAT ARE SIGNED ON BEHALF OF BOTH MSP AND Merchant.

THE MICROSOFT NETWORK, L.L.C.           BarnesandNoble.com Inc.
("MSP"), by and through its             ("Merchant")
manger, MICROSOFT CORPORATION
("Microsoft")

By (signature) /s/ D. Levinger          By (signature) /s/ Carl S. Rosendorf, VP
Name  D. Levinger                       Name  Carl Rosendorf
Title  Business Manager, The Plaza      Title  Vice President-New Business
      The Plaza                                Development

Date: 10/27/97                          Date:


                                  GENERAL TERMS

1. Definitions. As used herein, the following terms are defined and used in this Agreement as follows:

     1.1 Affiliate. When used in reference to either party, any company or entity which controls, or is controlled by, or is under common control with such party.

     1.2 Gross Revenue. The aggregate of all kinds of consideration, including, but not limited to, cash, barter and any other in-kind consideration, received by Merchant or any other party on behalf of Merchant for purchases initiated at The Plaza on MSN on MSN's Premier Service, any Microsoft Web Site, the MSN Transition Page or the Mirrored Web Site.

     1.3 Microsoft Web Sites. Web sites operated by or affiliated with MSP which may include, at MSP's sole discretion for the purposes hereof, MSN Premier Service, MSNBC, msn.com, home.microsoft.com and/or other services as they become available.

     1.4 MSN. The Microsoft Network online service, operating on open Microsoft and/or internet-based platforms, including, without limitation, (a) www.msn.com and related Web Sites (which may include those managed by third parties and those based overseas by MSP or Microsoft), and (b) MSN-branded Web pages that are part of a third party's Web Site.

     1.5 Plaza Tenant. Each Web Site operator participating in The Plaza on MSN on MSN's Premier Service.

     1.6 The Plaza on MSN on MSN's Premier Service. The MSN service referred to as "The Plaza on MSN on MSN's Premier Service on MSN" or by such other name as MSP may determine in its sole discretion (as solely branded by MSP or co-branded with its sponsors) in which goods and services from Plaza Tenants are offered for purchase.

     1.7 Product. Any product or service sold or otherwise provided by Merchant to a customer or internet user during access by such customer or internet user to the Merchant Site by means of The Plaza on MSN on MSN's Premier Service, or any other Microsoft Web Site.

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

     1.8 Web (and related terms). That part of the Internet known as the World Wide Web, containing, inter alia, pages written in hypertext markup language
(HTML). A "Web page" is a document on the Web which has a distinct URL address. A "Web Site" is a collection of inter-related Web pages.

     1.9 Net Sales. Gross Revenue less amounts collected by Merchant for sales taxes, duties, gift wrapping, shipping, handling, and similar charges, amounts due to credit card fraud and bad debt and credits for returned goods. All available books on the Merchant Site will be included in the computation of Net Sales, regardless of whether the book is a Fast Delivery or a Special Order item.

2. Term. ***

3. Merchant Obligations.

     3.1 Generally. Merchant will enable access to the Merchant Site throughout the Term. The Merchant will monitor all sales and other activity in the Merchant Site to verify ongoing operation of the Merchant Site and its capacity to track customers and/or Internet users accessing the Merchant Site by means of The Plaza on MSN on MSN's Premier Service. Merchant will ensure that customers and Internet users are timely advised of their purchases and will, for audit purposes only, provide MSP with electronic copies.

     3.2 No Exclusivity. The Merchant Site is not exclusive to MSN; that is, at all times during the Term, the Merchant Site may offer any Internet users the right and/or ability to purchase Products at the Merchant Site by any means.

4. MSP Obligations.

     4.1 ***

5. Promotion and Marketing.

     5.1 Generally. *** All such activities as undertaken by either party will comply with applicable laws and regulations.

     5.2 Use of Materials. (a) Subject to Merchant's prior written approval, which shall not be unreasonably withheld, MSP may use the name and logo of the Merchant Site (as provided in Section 15) in promoting, advertising and marketing The Plaza on MSN on MSN's Premier Service, provided that references to Merchant and/or the Merchant Site and use of Merchant and/or Merchant Site logos will be in compliance with Section 15 and be less prominent than references to The Plaza on MSN on MSN's Premier Service and/or use of MSN logos or screen shots. Provided that Merchant provides MSP with not less than three current, preapproved screen shots of the Merchant Site, MSP's use of other screen shots from the Merchant Site in MSN marketing for The Plaza on MSN on MSN's Premier Service will be subject to Merchant's prior written approval. All requests for Merchant's approval shall be deemed approved if Merchant fails to respond to any request by MSP under this paragraph within 5 business days. Merchant will use its best efforts to use the materials in accordance with MSP's policies. MSP will provide Merchant with such policies as they are amended from time to time. All approvals expire upon expiration of this contract. (b) Subject to MSP's written approval, which will not be unreasonably withheld, Merchant may use MSN's name and logo, and MSN-furnished marketing materials, provided that all such use will be in compliance with Section 15 and MSP policies. Merchant agrees to use MSN-furnished marketing materials solely for the purpose of promoting, advertising and marketing the availability of the Merchant Site on The Plaza on MSN on MSN's Premier Service. Merchant may not use screen shots of MSN areas or sites outside the

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

Merchant Site for any purpose. All requests for MSP's approval shall be deemed approved if MSP fails to respond to any request by Merchant under this paragraph within 5 business days. Merchant will use its best efforts to use the materials in accordance with MSP's policies; provided that MSP furnishes to Merchant such policies as they are amended from time to time. All approvals expire upon expiration of this contract.

6. Sponsorship and Advertising. MSP may include paid advertising, consisting of Web link banners, in The Plaza on MSN on MSN's Premier Service. MSP may also designate sponsors of all or any portion of The Plaza on MSN on MSN's Premier Service as it deems advisable.

7. Product Transactions.

     7.1 MSP will be entitled to the fee(s) specified in the Schedule.

     7.2 Statements. Refer to applicable terms of Schedule.

          (a) MSP may, at its expense, cause an audit to be made of the applicable records in order to verify statements issued by Merchant. Such audit shall be conducted upon no less than 5 days advance notice to Merchant during regular business hours at Merchant's offices and in such a manner as not to interfere with Merchant's normal business activities. Such audits shall be made no more often than once every twelve (12) months during the Term and for a period of two (2) years following the end of the Term. If an audit reveals that Merchant has under-paid MSP by ten percent (10%) or more of the amounts due for any audited period of time, Merchant agrees, in addition to recomputing and making immediate payment to MSP of all amounts due, plus interest at the highest prime rate set forth from time to time in the Wall Street Journal in the United States plus two percentage points (or, if less, at a rate equal to the highest rate permitted under applicable law), based on the actual and true amounts due and owing, to pay MSP all reasonable costs and expenses incurred by MSP in conducting such audit, including, but not limited to, any amounts paid to any auditor or attorney. MSP shall have the right to audit a Merchant's site for accuracy of site traffic and customer transactions.

     7.3 Taxes. Merchant acknowledges and agrees that MSP has no responsibility with respect to tax billing or collecting relating to sales made and/or charges assessed to customers or other internet users accessing the Merchant Site by means of The Plaza on MSN on MSN's Premier Service or any other Microsoft Web Site.

8. Hosting. Merchant is solely responsible for hosting of the Merchant Site (including the MSN Transition Page) and MSP is solely responsible for hosting of all programs, content, pages and materials comprising The Plaza on MSN on MSN's Premier Service.

9. Tracking.

     9.1 Generally. Merchant agrees to (a) use usage tracking tools that can provide MSP the specified tracking information and resources to enable assessment and verification of data relating to Merchant Site usage by means of The Plaza on MSN on MSN's Premier Service, (b) provide access to MSP to log files relating to Merchant Site usage by means of The Plaza on MSN on MSN's Premier Service, delivered and formatted in a manner reasonably specified by MSP, and (c) follow such other directions and procedures as are reasonably determined to be necessary by MSP to enable resolution of customer and/or internet user support issues relating to usage of the Merchant Site by means of The Plaza on MSN on MSN's Premier Service.

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

10. Confidentiality. Neither party will use or disclose to any third party, any confidential information of the non-disclosing party. As used herein, the term "confidential information" means all non-public information that a party designates as being confidential, or which, under the circumstances of disclosure ought to be treated as confidential including but not limited to the terms of this Agreement, know-how and materials provided pursuant to this Agreement, provided that either party may disclose the terms of this Agreement in confidence to its immediate legal and financial consultants and advisors as required in the ordinary course of such party's business, provided that such immediate legal and financial consultants and advisors agree in advance to be bound by the confidentiality provisions set forth in this Section 10. All tangible materials containing Confidential Information ("Confidential Materials"), including documents, tapes, computer disks and other fixed storage devices (whether or not machine or user readable), are the properly of the providing party. No later than 15 business days following the End Date, Confidential Materials in either party's possession must be resumed or destroyed (with appropriate certification of destruction if not returned). This Section 10 will survive any suspension, termination or expiration of this Agreement. ***

11. Warranties.

     11.1 By Merchant. Merchant warrants, represents and agrees that (a) Products offered, sold or otherwise provided as part of the Merchant Site are made, offered, sold or otherwise provided in compliance with applicable laws and will not infringe the copyrights, trademarks, service marks or any other proprietary right of any third party, (b) Merchant will use its best efforts to ensure that the operation of the Merchant Site is in compliance with MSP's policies, procedures and/or technical specifications which may be provided by MSP from time to time during the Term and all applicable laws, and (c) Merchant has the power and authority to enter into and perform its obligations under this Agreement.

     11.2 By MSP. MSP warrants, represents and agrees that MSP has the power and authority to enter into and perform its obligations under this Agreement.

     11.3 Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; and (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

     11.4 No Additional Warranties. THIS SECTION 11 CONTAINS THE ONLY WARRANTIES MADE BY MERCHANT AND MSP. ANY AND ALL OTHER WARRANTIES, INCLUDING FOR NON-INFRINGEMENT AND THE OPERATION, FUNCTIONALITY, INTERRUPTION OR LACK OF RESOURCES OF MSN OR THE MERCHANT SITE, ARE EXPRESSLY EXCLUDED AND DECLINED. EACH PARTY DISCLAIMS ANY IMPLIED WARRANTIES, PROMISES AND CONDITIONS OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE, WHETHER AS TO MSN OR THE MERCHANT SITE, THE TECHNOLOGY DEPLOYED IN CONNECTION THEREWITH, OR PRODUCTS OR SERVICES OFFERED AND/OR SOLD IN CONNECTION THEREWITH.

     11.5 Liability. TO THE MAXIMUM EXTENT PERMITTED BY LAW, NEITHER PARTY IS LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES INCURRED BY THE OTHER PARTY EVEN IF THE OTHER PARTY HAS BEEN ADVISED THAT SUCH DAMAGES ARE POSSIBLE.

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

     11.6 Survival. Each party's representations and warranties survive the termination of this Agreement.

12. Indemnification.

     12.1 Scope of Obligation. Each party will indemnify and hold harmless the other party, and the other party's Affiliates, from and against any claims, actions, losses, liabilities, damages, settlements, judgments, arbitration awards, costs and expenses (including reasonable outside attorneys' fees and expenses) (collectively "Claims") resulting from such party's breach (or, with respect to the defense thereof, alleged breach) of its covenants, warranties and representations as set forth in this Agreement or resulting from either party's approved use of materials obtained from the other party hereunder (including, without limitation, logos, trademarks or trademarks of the other party) which infringes the trademark or copyright or other proprietary rights of any third party; provided, however, that neither party shall be obligated to indemnify the other party for claims arising out of use of materials created by third party users of the Microsoft Web Sites or the Merchant Site, as the case may be. For purposes hereof, Merchant's indemnity obligation hereunder extends equally to MSP and Microsoft.

     12.2 Manner of Exercise. If a party requests to be indemnified ("requesting party"), it must give prompt notice to the other party ("requested party") specifying all relevant details of the Claim. The requested party may, at its option, defend the Claim, in which event the requesting party will cooperate fully and may participate in such defense with counsel of its own choice, provided that it will be responsible for all expenses relating to such separate counsel. If the requested party assumes the defense of a Claim, its obligation will be limited to paying the attorneys' fees, costs and expenses associated with such defense (except as otherwise expressly provided herein) and holding harmless the requesting party from and against any judgment paid on account of such Claim or monetary settlement the requested party has made (with the requesting party's approval, not to be unreasonably withheld) or approved. The requesting party may, if needed or desired, join the requested party as a party in any litigation in respect of a Claim for which indemnity is requested. No settlement may be made without the requested party's prior approval. Neither party is responsible for loss of profits or consequential damages incurred by the other due to a Claim. If either party fails to fulfill its material obligations, the other party will be deemed excused from its obligations pursuant to Section 12.1.

     12.3 Survival. This Section 12 will survive any suspension, termination or expiration of this Agreement.

13. Default and Breach.

     13.1 Events of Default. After giving notice to the defaulting party and following the completion of the applicable cure period set forth in Section 13.2, the nondefaulting party may declare the other party to be in breach of this Agreement and may exercise the remedies specified in Section 13.3 upon the occurrence of any of the following default events:

          (a) failure to perform or comply with any material provision of this Agreement, including without limitation either party's failure to file or provide required statements and/or make payments due;

          (b) admission in writing of an inability to pay debts as they mature, or making an assignment for the benefit of creditors;

          (c) impairment of financial condition such that the other party has justifiable grounds to believe and can reasonably demonstrate that the impaired party will be unable to fulfill its obligations under this Agreement; or

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

          (d) filing of a petition under any bankruptcy act, receivership statute or similar law or statute, by either party, or the filing of such a petition by any third party against either party, or the making of an application for a receiver by either party, where such petition or application is not dismissed or otherwise favorably resolved within 60 days.

     13.2 Cure Period. (a) Subject to Section 13.2(b), upon receiving a default notice, the defaulting party will have 15 business days to cure the default, provided that if the default is not reasonably susceptible of cure within such period, the non-defaulting party's right to exercise the remedies specified in
Section 13.3 will be suspended for so long as the other party diligently pursues all reasonable steps to cure as expeditiously as possible. Notwithstanding the foregoing, such suspension (i) will not arise for default events that are incapable of cure, and (ii) may nonetheless result in early termination of this Agreement upon notice given by the non-defaulting party if cure is uncompleted after 90 days.

          (b) Notwithstanding Section 13.2(a), (i) the non-payment of monies due must always be cured within the 15-business day cure period. and (ii) unless both parties otherwise expressly agrees in writing, there shall be a 48-hour cure period with respect to the operation of the Merchant Site in accordance with MSP's published policies, procedures and technical specifications, and in compliance with applicable laws.

     13.3 Remedies. If either party fails to timely cure an event of default (if cure is authorized pursuant to Section 13.2), subject only to Section 16.3, the nondefaulting party will have the right to declare the other party in breach of this Agreement and suspend performance or, alternatively, terminate this Agreement upon notice, whereupon the non-defaulting party's obligations will immediately cease. The non-defaulting party's rights are cumulative and not in lieu of any other rights and remedies under this Agreement or otherwise provided by law or in equity. Upon suspension or termination, neither party will hold itself out as having rights or powers pursuant to this Agreement (except in respect of provisions of this Agreement that survives suspension or termination). Time is of the essence of this Agreement.

14. Notices. All notices given hereunder must be in writing and personally delivered, or sent by registered or certified mail (return receipt requested), facsimile, email or overnight courier. A notice sent by facsimile or email must be confirmed by sending a copy of such notice by registered or certified mail or overnight courier. Notices will be deemed given on the date received. Notices to MSP must be sent to One Microsoft Way, Redmond, WA 98052-6399 USA (facsimile number (206) 936-7329), Attention: Director, Business Development. Notices to Merchant must be sent to the address for notices specified in the Schedule. Either party may change its address for notices at any time by giving notice to the other party as provided herein.

15. Intellectual Property. Each party will use the appropriate trademark, product description and trademark symbol (either "TM" or "R") and copyright symbol (C), and clearly indicate ownership of trademarks, trade names and/or product names ("Marks") and copyrights, whenever first mentioned in any advertisement, brochure or other material in connection with MSN or the Merchant Site. Each party will, upon request, provide the other party with samples of marketing literature that include the other party's Marks or copyrights. Each party agrees that, as between the parties, (a) the other party's Marks and copyrights and the good will associated therewith are and will remain the sole property of the other party; (b) this Agreement does not

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

confer in either party any right of ownership in the other party's Marks or copyrights; (c) all uses by one party of the other party's Marks and/or copyrights will inure to the benefit of the owning party; and (d) when using the other party's materials, if any such materials contain copyright, patent, trademark or other notices evidencing the other party's ownership of rights in intellectual property, the using party will not delete, modify, remove or diminish the prominence of any such notices.

16. Other Provisions.

     16.1 No Ongoing Waiver. No waiver of any breach of any provision of this Agreement constitutes a waiver of any prior, concurrent or subsequent breach of the same or any other provisions, and will not be effective unless made in writing and signed by an authorized representative of the waiving party.

     16.2 Excuse. Neither party is liable for, and will not be considered in default or breach of this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of causes or conditions beyond such party's reasonable control which such party is unable to overcome by the exercise of reasonable diligence, provided that the affected party will use reasonable efforts to resume normal performance as promptly as possible.

     16.3 Dispute Resolution. If a dispute arises hereunder, upon either party's written request (containing a statement specifying the basis of the dispute), the parties will each appoint a senior representative to attempt in good faith to resolve the dispute. Except for disputes where preliminary injunctive relief is an appropriate remedy, no formal legal proceedings may be commenced with respect to any dispute until either party determines in good faith (but no earlier than five business days following the initiation of discussion) that amicable resolution through continued negotiation appears unlikely.

     16.4 Governing Law; Venue; Attorneys' Fees. This Agreement is governed by the laws of the State of Washington, U.S.A. All actions, proceedings or litigation relating hereto will be instituted and prosecuted solely within King County, State of Washington, U.S.A. MSP and Merchant hereby consent to the jurisdiction of the state courts of Washington and the federal courts located within such state with respect to any action, dispute or other matter arising out of or relating to this Agreement. In any legal proceeding between the parties relating to the enforcement of any rights arising out of or relating to this Agreement, the primarily prevailing party will be entitled to recover its reasonable attorneys' fees and court costs.

     16.5 Riders, Schedules, and Exhibits. All Riders, Schedules, and Exhibits attached to this Agreement that are contemporaneously signed on behalf of both parties are incorporated herein by this reference.

     16.6 Assignment; Transfer of Control. (a) This Agreement may not be assigned, by operation of law or otherwise, by either party without the other party's prior written consent. Notwithstanding the foregoing, any assignment of this Agreement to a person or entity acquiring all or substantially all of the assets of either party where such assignment results in the transfer of management or control or significant ownership interest in either party will give the non-assigning party the right to terminate this Agreement as provided in Section 16.6(b). In any assignment proposed, the proposed assignee must agree in writing to be bound by the terms of this Agreement. Any assignment contrary to this Section 16.6(a) will be void and of no effect.

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

          (b) In the event of the anticipated sale or transfer of management or control of (or a significant ownership interest in) either party ("Transfer"), assigning party will give notice to the non-assigning party of such Transfer (including the proposed transferee) not less than 30 days prior to the effective date of such Transfer (if such Transfer is voluntary) or as soon as possible after the Transfer (if such Transfer is involuntary). Upon the occurrence of a Transfer, the non-assigning party may elect to terminate this Agreement. The non-assigning party must give notice to the assigning party of the non-assigning party's election to terminate this Agreement due to the Transfer within 15 business days after the later of the following dates: (i) the date on which the non-assigning party ascertains the occurrence of the Transfer, or (ii) the date on which the non-assigning party receives the assigning party's notice of such Transfer.

          (c) Neither party will pledge or hypothecate its rights or delegate its obligations under this Agreement except as part of a permitted assignment of rights.

     16.7 Relationship of Parties. This Agreement does not create or constitute a partnership, joint venture or agency relationship or the grant of a franchise as defined in the Washington Franchise Investment Protection Act, RCW 19.100, as amended, or 16 CFR Section 436.2 or otherwise.

     16.8 Section Headings. Headings and captions used in this Agreement (including attached Riders and Exhibits) are for convenience only and do not supersede or modify any provisions.

     16.9 Amendments. This Agreement may only be amended by a written instrument duly signed by authorized representatives of both MSP and Merchant.

     16.10 Third Party Enforcement. Merchant agrees that its obligations under this Agreement may be enforced by or on behalf of any Affiliate of MSP.

     16.11 Meaning of "purchase" or "sale". As used herein, a "purchase" or "sale" includes a license and/or a licensing arrangement; where applicable, use of such terminology will not be deemed to waive, impair, or otherwise affect the intellectual property rights of MSP, Microsoft or Merchant.

     16.12 This Agreement shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Merchant and MSP by their respective duly authorized representatives.

     16.13 If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

17. Entire Agreement. This Agreement embodies the entire agreement between the parties and supersedes all previous and contemporaneous agreements, understandings and arrangements with respect to the subject matter hereof, whether oral or written. Independent Investigation. Both parties acknowledge that they have read this Agreement and agree to all its terms and conditions. Both parties understand that they may at any time (directly or indirectly) solicit customer referrals and enter into agreements with other entities on terms that may differ from those contained in this Agreement. It is further understood that both parties may operate web sites that are similar to or compete with each others web sites. Both parties agree that they are not relying on any representation, guarantee or statement other than set forth in this Agreement.

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

                                                              Revised: 8/27/1997

                                    EXHIBIT A
                                  MSP Policies

                      GUIDELINES FOR DISPLAYING THE PLAZA
                               ON MSN TM LINK LOGO

***
                                                     CONTRACT NUMBER:___________

                              AMENDMENT NUMBER 4 TO
                          ECOMMERCE MERCHANT AGREEMENT

This AMENDMENT NUMBER 4 TO THE ECOMMERCE MERCHANT AGREEMENT, dated as of the 27th day of October 1997 (the "Agreement"), is made by and between Microsoft Corporation, a Washington U.S.A. corporation ("Microsoft"), and barnesandnoble.com inc., a Delaware U.S.A. Corporation ("Merchant"), to amend the Agreement as set forth herein. Unless otherwise defined herein all defined terms have the same meanings set forth in the Agreement:

WHEREAS, Microsoft's online e-commerce offerings are undergoing upgrading and improvement, and therefore an amendment to the terms set forth in the Agreement is necessary;

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the following shall be added to the Agreement and, as to the financial terms, obligations and other matters expressly set forth herein, shall supercede the terms of the
Agreement:

1. Microsoft maintains a web-based portal site intended for users in the United States and currently known as "MSN.COM" ("Portal Site").

   1.1. Microsoft currently anticipates that, among other things, the Portal Site will feature a home page as its top-most page ("Home Page") and several secondary pages grouped by content theme ("Channels"). The Channels will be available from the Home Page via persistent hypertext links prominently displayed above the fold in a bar on the leftmost portion of the Home Page. Examples of Channels that Microsoft currently expects to feature on the Portal Site include: Autos, Business, Computing, Games, Health, News, Personal Finance, Real Estate, Shopping, Sports, Travel, and Women. Absent technical issues or other such critical obstacles, Microsoft currently anticipates that the Channels will launch on or about October 1, 1998 ("Launch Date").

   1.2. The Portal Site will also feature a Microsoft developed (or licensed) web-search capability ("Search") utilizing key words as the search parameter.

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

   1.3. The Home Page will also feature a text-based advertising space above the fold ("Home Page Ad Space"). The Home Page further will feature a section of persistent hypertext links that will be available on every page of the Portal Site ("Quick Links"). The Quick Links will link to specific secondary pages such as, by way of example, an online encyclopedia, yellow page-style business listings, and television listings.

   1.4. The Shopping Channel shall feature persistent sections on its topmost page above the fold as follows:

        1.4.1. a rotating set of graphic buttons consisting of merchants' logos and providing links to those merchants' sites in a section labeled "Plaza Merchants";

        1.4.2. a section that will feature on a rotating basis specials from merchants in a section called "Plaza Specials"; and

        1.4.3. a section that feature recommendations for gifts based on seasonal or holiday themes (e.g., back-to-school, Christmas, Father's Day) that will feature appropriate hypertext links to merchants' sites.

   1.5. The Shopping Channel will have a series of persistent secondary pages that will group merchants by product category. Each of these secondary pages will be entitled "Departments." Persistent links to the Departments will be placed on the Shopping Channel Home Page in a section entitled "Shopping Categories." The Shopping Channel will feature a "Book Department" featuring only book-related merchants and content.

2. ***

   2.1. ***

   2.2. Microsoft will provide Merchant with a persistent Quick Link labeled "Buy Books" that will link to the Merchant Site. ***

   2.3. ***:

        2.3.1. ***

        2.3.2. ***

        2.3.3. ***

        2.3.4. ***

   2.4. ***

   2.5. ***

   2.6. ***

   2.7. ***

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

   2.8. ***

3. Microsoft's efforts as described above *** of the Merchant Site during the Term.

4. Except as otherwise set forth in Section 2.6, the term of the rights and obligations under this Amendment ("Term") shall commence on October 1, 1998
   ***.

5. In consideration for the above-described rights and obligations set forth herein, Merchant shall pay to Microsoft the following amounts:

   5.1. Guaranteed Fee: As a nonrefundable advance against the Commissions set forth in Section 5.2, Merchant shall pay *** to Microsoft upon execution of this Amendment.

   5.2. Commission: In addition to the Guaranteed Fee, Merchant shall pay Microsoft *** of Merchant's Gross Revenue less actual returns and actual bad debt incurred during the Term. *** All payments of the Fees shall *** and addressed to Deborah Levinger, c/o Microsoft Corporation, One Microsoft Way, Redmond, WA 98052

   5.3. Merchant is responsible for ensuring that all payments are made on a timely basis, MSP will not invoice Merchant for any amounts owing pursuant to this Agreement.

6. ***

7. The parties agree to exercise mutual good faith efforts to promote buying books via the Portal Site.

8. ***

Except as expressly provided herein, the Agreement is not otherwise modified in any respect, and the same as hereby supplemented and amended is hereby ratified and confirmed in all respects (including, specifically, Merchant's tracking and reporting obligations, and the requirement of a "GO BACK" button on the Merchant
Site).

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.

WHEREBY, the parties enter into this Amendment as of the later of the two signature dates below.

MICROSOFT CORPORATION                   BARNESANDNOBLE.COM INC

_______________________                 _______________________
By (signature)                          By (signature)

_______________________                 _______________________
Name (print)                            Name (print)

_______________________                 _______________________
Title                                   Title

_______________________                 _______________________
Date                                    Date

*** Confidential Portions of this document have redacted and have been separately filed with the Commission.